UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2026

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5220 Spring Valley Road, Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(469) 480-7175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K or this Report contains forward-looking statements. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding the plans and objectives of management for future operations.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances, including the closing of the Membership Interest Purchase Agreement disclosed below, and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Item 3.02	Unregistered Sales of Equity Securities.

As previously reported, on August 12, 2025, the Company issued a convertible promissory note (the “Note”), to an accredited investor (the “Holder”), in the principal amount of $647,059. The Company received $550,000, before fees.

Between July 21, 2026 and July 24, 2026, the Company received a Notice of Conversion (the “Holder’s Notice of Conversion”) from one of the Holder converting an aggregate of $326,988 of the principal amount and interest due under the Notes into 371,000 shares of the Company’s common stock (the “Holder’s Shares”). Pursuant to the terms of the Note and the Holder’s Notice of Conversion, the Company issued the Holder’s Shares. The Holder’s Shares were issued without a Rule 144 restrictive legend pursuant to a legal opinion received by the Company and its transfer agent. The issuances of the foregoing securities were exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is an accredited investor and familiar with our operations.

As previously reported, June 5, 2025 and June 9, 2025, the Company issued convertible promissory notes (the “Lender Notes”), to seven non-affiliated accredited investors (the “Lenders”), in the aggregate principal amount of $5,117,647.06 in connection with a Securities Purchase Agreement entered into by and between the Company and the Lenders (the “Lender SPA”). Under the terms of the Lender SPA and the Lender Notes, the Company received $4,350,000 prior to deducting customary fees.

Between July 23, 2026 and July 25, 2026, the Company received Notices of Conversion from several of the Lenders converting $448,120 of the amounts due under the Lender Notes into 448,038 shares of the Company’s common stock (the “Lender Shares”), respectively. Pursuant to the terms of the Lender Notes and the Notices of Conversion, the Company issued the Lender Shares. The Lender Shares were issued without a Rule 144 restrictive legend pursuant to a legal opinion received by the Company and its transfer agent. The issuances of the foregoing securities were exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is an accredited investor and familiar with our operations.

As previously reported, on July 9, 2025, the Company issued a junior secured convertible promissory note (the “Second Note”) to J.J. Astor & Co. (the “J.J. Astor”), in the principal amount of $5,940,000 (the “Principal Amount”), in relation to a Loan and Security Agreement by and between the Company, its subsidiaries, and J.J. Astor (the “Loan Agreement”). The Company received $4,400,000, before fees.

Between July 21, 2026 and July 27, 2026, the Company received Notices of Conversion from J.J. Astor converting an aggregate of $1,477,500 of the Principal Amount of the Second Note into an aggregate of 1,631,014 shares of the Company’s common stock (the “J.J. Astor Shares”). Pursuant to the terms of the Second Note and the Notices of Conversion, the Company issued the J.J. Astor Shares. The J.J. Astor Shares were issued without a Rule 144 restrictive legend pursuant to a legal opinion received by the Company and its transfer agent. The issuances of the foregoing securities were exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is an accredited investor and familiar with our operations.

Item 7.01	Regulation FD Disclosure.

On July 24, 2026, the Company issued a press release announcing its subsidiary, Vivakor Supply & Trading, LLC ("VST"), executed two new recurring physical crude oil purchase and sale transactions with commercial counterparties. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in this Item 7.01.

On July 27, 2026, the Company issued a press release providing an update on its flagship oil remediation processing facility in Houston, Texas. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference in this Item 7.01.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Title
99.1(1)	Press Release dated July 24, 2026 Announcing the Closing of Two New Crude Oil Purchase and Sale Transactions by Vivakor Supply & Trading LLC
99.2(2)	Press Release dated July 27, 2026 Providing an Update on Houston, Texas Oil Remediation Processing Facility
104	Cover Page Interactive Data File (formatted as Inline XBRL).

(1)	Exhibit is furnished and not filed, as described in Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: July 27, 2026	By:	/s/ James H. Ballengee
		Name:	James H. Ballengee
		Title:	Chairman, President & CEO

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